SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2004

Berkshire Hathaway Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14905	47-0813844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 Kiewit Plaza, Omaha, Nebraska 91302

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(402) 346-1400

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Berkshire Hathaway Inc. 2003 Annual Report

ITEM 12.	Results of Operations and Financial Condition

On March 6, 2004, Berkshire Hathaway Inc. (the “Company”) posted its 2003 Annual Report to Shareholders on its website. The information in the sections of the 2003 Annual Report entitled “Selected Financial Data for the Past Five Years,” “Consolidated Financial Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” are required to be furnished under this Item 12. The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY INC.

Date: March 12, 2004	By:	/s/ MARC D. HAMBURG

	Name:	Marc D. Hamburg
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Berkshire Hathaway Inc. 2003 Annual Report

3